Exhibit 99.1

Village Farms Provides Update on Annual Filings

Vancouver, BC, March 30, 2020 – Village Farms International, Inc. (“Village Farms”) (TSX:VFF; Nasdaq:VFF) is providing an update on the status of the filing of its annual financial statements, annual management’s discussion and analysis and annual information form (collectively, the “Annual Filings”), as required by sections 4.2, 5.2(1) and 6.2 of National Instrument 51-102 – Continuous Disclosure Obligations, to be included in its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report on Form 10-K”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as with Canadian securities regulators.

Village Farms as well as its advisors and its third party EDGAR filing agent have been following the recommendations of local health authorities, to minimize exposure risk for their employees for the past several weeks, including the temporary closures of their offices and having employees work remotely to the extent possible, which has adversely affected their efficiency and has presented a significant challenge in Village Farms’ ability to prepare and finalize its initial Annual Report on Form 10-K to be filed by the deadline of March 30, 2020. On March 23, 2020, the Canadian Securities Administrators (CSA) published temporary blanket relief for market participants from certain regulatory filings as a result of COVID-19. Village Farms intends to rely on this temporary blanket relief, which provides Village Farms with a 45-day extension to file the Annual Filings, in accordance with BC Instrument 51-515 – Temporary Exemption from Certain Corporate Finance Requirements. In addition, the SEC has issued an order under Section 36 of the Exchange Act (Release Nos. 34-88318 (Mar. 4, 2020) and 34-88465 (Mar. 25, 2020)) (the “Order”) that will provide Village Farms with a similar extension on the filing of its Annual Report on Form 10-K, provided that it satisfies the conditions of the Order, including the filing of a Current Report on Form 8-K with the SEC that includes information regarding the impact of COVID-19 on the business of Village Farms.

The Company anticipates filing the Annual Filings and the Annual Report on Form 10-K as soon as possible and in any event no later than 45 days after the date of this press release. In the interim, management and other insiders of Village Farms are subject to a trading black-out policy that reflects the principals in section 9 of National Policy 11-207 – Failure-to-File Cease Trade Orders and Revocations in Multiple Jurisdictions. Village Farms will continue to host a conference call to discuss its fourth quarter and year end 2019 financial results on Tuesday, March 31, 2020 at 8:30 a.m. ET, as previously announced. Participants can access the conference call by telephone by dialing (647) 427-7450 or (888) 231-8191, or via the Internet at: https://bit.ly/3dhUkwc.

Village Farms confirms that, since the filing of its interim consolidated financial statements for the three months ended September 30, 2019, there have been no material business developments other than those disclosed through press releases or its Current Reports on Form 8-K filed with the SEC. For more information regarding the impact of COVID-19 on the business of Village Farms, see the Current Report on Form 8-K to be filed on the date hereof with both the SEC and Canadian securities regulators.

Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). Forward-looking statements may relate to Village Farms’ future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving Village Farms and Pure Sunfarms. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for Village Farms, Pure Sunfarms, the greenhouse vegetable industry or the cannabis and hemp industries are forward-looking statements. In some cases, forward-looking information can be identified by such terms as “outlook”, “may”, “might”, “will”, “could”, “should”, “would”, “occur”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “estimate”, “predict”, “potential”, “continue”, “likely”, “schedule”, “objectives”, or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts.

Although the forward-looking statements contained in this press release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results or events will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond Village Farms’ control, that may cause Village Farms’ or the industry’s actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in Village Farms’ filings with U.S. and Canadian securities regulators, including as detailed in Village Farms’ annual information form and management’s discussion and analysis for the year-ended December 31, 2018 and for the three and nine-month periods ended September 30, 2019. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to COVID-19, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, Village Farms cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, events, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release only relate to events or information as of the date on which the statements are made in this press release. Except as required by law, Village Farms undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

About Village Farms International, Inc.

Through our majority ownership position in our joint venture, the British Columbia-based Pure Sunfarms Corp., we have one of the single largest cannabis growing operations in the world. We are also one of the largest and longest-operating vertically integrated greenhouse growers in North America and the only publicly traded greenhouse produce company in Canada, and we have joint venture operations in hemp and CBD products.

Contact Information

Lawrence Chamberlain

Investor Relations

(416) 519-4196

lawrence.chamberlain@loderockadvisors.com